SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): July 1, 1996



                             Featherlite Mfg., Inc.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or other jurisdiction of incorporation)


            0-24804                                 41-1621676
    (Commission File Number)             (I.R.S. Employer Identification No.)


       Highways 63 and 9, Cresco, Iowa                 52136
    (Address of principal executive offices)         (Zip Code)


                                 (319) 547-6000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

         On July 1, 1996, Featherlite Mfg., Inc. (the "Registrant") acquired substantially all of the assets and certain liabilities of Vantare International, Inc. ("Vantare") in a tax-free exchange of Common Stock of the Registrant for such assets and liabilities. Pursuant to the exchange, Vantare is receiving up to 400,000 shares of the Registrant's Common Stock, par value $.01 per share, with up to 100,000 of such shares subject to possible downward adjustment in certain events. Michael Guth is the sole shareholder, director, and executive officer of Vantare.

         Vantare, of Sanford, Florida, manufactures and markets luxury custom coaches. The assets and business of Vantare acquired by the Registrant will be operated as a separate division of the Registrant.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                  It is impracticable to provide, at the time this Report is being filed, the required financial statements for the business acquired pursuant to the exchange. Such financial statements will be filed as an amendment to this Report within 60 days after the date for filing this Report.

         (b)      Pro Forma Financial Information:

                  It is impracticable to provide, at the time this Report is being filed, the required pro forma financial information for the business acquired pursuant to the exchange. Such pro forma financial information will be filed as an amendment to this Report within 60 days after the date for filing this Report.

         (c)      Exhibits:

                  (2) Agreement and Plan of Reorganization, dated July 1, 1996, by and among Featherlite Mfg., Inc., Vantare International, Inc., and Michael Guth. Pursuant to
                           Item 601(b)(2) of Regulation S-K, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedules to the Agreement and Plan of Reorganization, which are listed in such agreement.

                  (10) Employment Agreement, dated July 1, 1996, between Featherlite Mfg., Inc. and Michael Guth.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEATHERLITE MFG., INC.


Date:  July 11, 1996                By  /s/ Conrad D. Clement
                                         Conrad D. Clement, President
                                         and Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  EXHIBIT INDEX

                                       to

                              JULY 1, 1996 FORM 8-K


                             FEATHERLITE MFG., INC.



Exhibit Number             Exhibit Description

         (2) Agreement and Plan of Reorganization dated July 1, 1996, among the Registrant, Vantare International, Inc., and Michael Guth.

        (10) Employment Agreement, dated July 1, 1996, between Featherlite Mfg., Inc. and Michael Guth.